SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      January 11, 1999
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                             BIG ENTERTAINMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Florida                      0-22908                    65-0385686
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STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)          (IRS EMPLOYER
    OF INCORPORATION                                         IDENTIFICATION NO.)


2255 Glades Road, Suite 237 West, Boca Raton, Florida                 33431
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


Registrant's telephone number, including area code         (561) 998-8000
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
                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS

                  The registrant entered into an Agreement and Plan of Merger dated as of January 10, 1999 (the "Merger Agreement") with The Times Mirror Company, a Delaware corporation ("Times Mirror"), Hollywood Online Inc., a California corporation and a wholly owned subsidiary of Times Mirror ("HOL"), and Big Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the registrant ("Sub"). Pursuant to the Merger Agreement, Sub will merge with and into HOL and the registrant will issue to Times Mirror, in exchange for all of HOL's outstanding shares of common stock (which are held by Times Mirror), $31 million of shares of the registrant's common stock, par value $.01 per share. The number of shares of the registrant's common stock will be determined by dividing $31 million by the mean of (1) the average of the closing bid prices of the registrant's common stock on the NASDAQ SmallCap Market for the fifteen trading days ended January 6, 1999 (which was $12.98 per share) and (2) the average of the closing bid prices of the registrant's common stock on the NASDAQ SmallCap Market for the fifteen trading days beginning January 14, 1999. Simultaneous with the execution of the Merger Agreement, each of Mitchell Rubenstein, Laurie S. Silvers, Martin H. Greenberg and Tekno Simon, LLC signed a voting agreement (the "Voting Agreement") separately agreeing to vote their shares of the registrant's common stock in favor of the registrant's issuance of its common stock to Times Mirror pursuant to the Merger (if a shareholder vote is required by NASDAQ rules and regulations). Such shareholders collectively owned approximately 30% of the outstanding shares of the registrant's common stock as of January 10, 1999 (the date of the Voting Agreement). Reference is made to the Merger Agreement (including the Voting Agreement attached as Exhibit D thereto) and the press release dated January 11, 1999 issued by the registrant which are attached as Exhibits 2 and 99, respectively, and are incorporated herein by reference.


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
ITEM 7.           EXHIBITS



       Exhibit
       number        Description
       ------        -----------

         2 Agreement and Plan of Merger, dated as of January 10, 1999, by and among The Times Mirror Company, Hollywood Online Inc., Big Entertainment, Inc. and Big Acquisition Corp.

         99       Press Release dated January 11, 1999 issued by Big
                  Entertainment, Inc.










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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BIG ENTERTAINMENT, INC.

                                            By: /s/  Marci L. Yunes
                                                -------------------------------
                                                Name: Marci L. Yunes
                                                Title: Chief Financial Officer


Date:  January 19, 1999











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
                                  EXHIBIT INDEX


      Exhibit
      number        Description
      ------        -----------

         2 Agreement and Plan of Merger, dated as of January 10, 1999, by and among The Times Mirror Company, Hollywood Online Inc., Big Entertainment, Inc. and Big Acquisition Corp.

         99       Press Release dated January 11, 1999 issued by Big
                  Entertainment, Inc.












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